                                  Exhibit 10.1


GreenPoint Mortgage           SERVICING CERTIFICATE

====================================================================================================================================
Revolving Home Equity Loan   LIBOR:                                   6.46250%   Current Collection Period:        12/01/99-12/31/99
Asset-Backed Notes           Margin A-1:                              0.30000%   P&S Agreement Date:                    12/1/99

Series 1999-2                Class A-1  Note Rate:                    6.76250%   Original Closing Date:                12/22/99
                             Class A-2  Note Rate:                    6.84250%   Distribution Date:                     1/18/00
                             Margin A-2:                              0.38000%   Record Date:                           1/17/00
                             Interest Period 12/22/99 thru 01/17/00:     27      Pool Factor:                          99.8473013%

                             Servicing Fee Rate:                      0.50000%   Initial Class A-1 O/C Amt:               22.71
                             Class A-1 Premium Fee Rate:              0.18000%   Initial Class A-2 O/C Amt:              565.15
                             Class A-2 Premium Fee Rate:              0.18000%
                                                                                 Class A-1 O/C Amt as of Pmt Date:        22.71
                             Trustee Fee:                             0.00900%   Class A-2 O/C Amt as of Pmt Date:       565.15
                             Class A-1 Act Weighted Avg Ln Rate:      7.03532%
                             Class A-2 Act Weighted Avg Ln Rate:      6.39620%

                             Total Management Fee                      500.00
          ==========================================================================================================================

BALANCES
          Beginning Class A-1 Pool Balance                                                                           154,536,428.19
          Beginning Class A-2 Pool Balance                                                                            41,109,718.39

          Beginning Class A-1 Note Balance -- CUSIP                                                                  193,275,000.00
          Beginning Class A-2 Note Balance -- CUSIP                                                                   52,370,000.00

          Class A-1 Overcollateralization Amount to Fill                                                               5,408,752.28
          Class A-2 Overcollateralization Amount to Fill                                                               1,438,274.99

          Ending Class A-1 Pool Balance                                                                              196,586,731.48
          Ending Class A-2 Pool Balance                                                                               51,995,468.54

          Ending Class A-1 Note Balance -- CUSIP                                                                     193,275,000.00
          Ending Class A-2 Note Balance -- CUSIP                                                                      51,994,903.39

          Additional Balances  Class A-1                                                                               9,040,403.18
          Additional Balances  Class A-2                                                                               1,625,732.92

          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                    0
          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                 0.00
          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                     0
          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                  0.00
          Number of all Subsequent Class A-1 HELOC Mortgage Loans (Current Date)                                               1108
          Subsequent Class A-1 HELOC Mortgage Loan Asset Balance (Current Date)                                       38,738,594.52
          Number of all Subsequent Class A-2 Heloc Loans (Current Date)                                                         102
          Subsequent Class A-2 HELOC Loan Asset Balance (Current Date)                                                11,260,846.76
          Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                             0
          Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                           0.00
          Cumulative Number of ALL Subsequent Mortgage Loans                                                                      0
          Cumulative Subsequent Mortgage Loan Asset Balance                                                                    0.00
          Class A-1 Cumulative  Excess of Draws Over Principal Paydown                                                 3,311,708.77

          Beginning Loan Count                                                                                                4,596
          Ending Loan Count                                                                                                   5,758

COLLECTION AMOUNTS Class A-1
     1        Aggregate of All Mortgage Collections (Gross)                                                          6,552,826.03
     2        Total Mortgage Interest Collections (Gross)                                                              824,131.62
              Servicing Fees (current collection period)                                                                80,531.26
              Deferred Interest Transfer (DI)                                                                                0.00
          3a     Mortgage Principal Collections                                                                      5,728,694.41
          3b     Pre-Funded Balance                                                                                          0.00
          3c     Net Liquidation Proceeds                                                                                    0.00

     3        Total Mortgage Principal Collections                                                                   5,728,694.41

              Aggregate of Transfer Deposits                                                                                 0.00

              Investor Loss Amount                                                                                           0.00
              Aggregate Investor Loss Reduction Amount                                                                       0.00


COLLECTION AMOUNTS Class A-2
     1        Aggregate of All Mortgage Collections (Gross)                                                          2,230,413.07
     2        Total Mortgage Interest Collections (Gross)                                                              229,583.54
              Servicing Fees (current collection period)                                                                21,821.07
              Deferred Interest Transfer (DI)                                                                                0.00
          3a     Mortgage Principal Collections                                                                      2,000,829.53
          3b     Pre-Funded Balance                                                                                          0.00
          3c     Net Liquidation Proceeds                                                                                    0.00
     3        Total Mortgage Principal Collections                                                                   2,000,829.53
              Aggregate of Transfer Deposits                                                                                 0.00
              Investor Loss Amount                                                                                           0.00
              Aggregate Investor Loss Reduction Amount                                                                       0.00


TOTAL COLLECTION AMOUNT
     1        Aggregate of All Mortgage Collections (Gross)                                                          8,783,239.10
     2        Total Mortgage Interest Collections (Gross)                                                            1,053,715.16
              Servicing Fees (current collection period)                                                               102,352.33
              Deferred Interest Transfer (DI)                                                                                0.00
          3a     Mortgage Principal Collections                                                                      7,729,523.94
          3b     Insurance Proceeds                                                                                          0.00
          3c     Net Liquidation Proceeds                                                                                    0.00
     3        Total Mortgage Principal Collections                                                                   7,729,523.94
              Aggregate of Transfer Deposits                                                                                 0.00
              Investor Loss Amount                                                                                           0.00
              Aggregate Investor Loss Reduction Amount                                                                       0.00


              Class A-1 Net Interest Collection                                                                        743,600.36
              Class A-2 Net Interest Collection                                                                        207,762.47


DISTRIBUTION AMOUNTS Class A-1
         Class A-1 Note    Interest 8.6 (d)(iv)                                                                        980,266.64
         Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                         0.00
         Class A-1 Note    Reserve Fund Amount                                                                               0.00
         Investor Loss Amount                                                                                                0.00
         Previous Investor Loss Amount                                                                                       0.00
         Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                    28,991.25
         Credit Enhancer Reimbursement                                                                                       0.00
         Accelerated Principal Distribution Amount                                                                           0.00
         Spread Account Deposit                                                                                              0.00
         Indenture Trustee Fee 8.6 (d)(i)                                                                                1,449.56
         Management Fee 8.6 (d)(iii)                                                                                       393.40
         Payment to Servicer                                                                                                 0.00
         Deferred Interest                                                                                                   0.00
         Remaining Amount to Transferor                                                                                      0.00
         Total Certificateholders Distribution Allocable to Interest                                                 1,011,100.85

         Maximum Principal Payment                                                                                             0.00
         Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C Redctin Amt)
         8.6(d)(v)                                                                                                             0.00
         Accelerated Principal Distribution Amount                                                                             0.00
         Loan Loss                                                                                                             0.00
         Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                                   0.00
         Total Certificateholders Distribution Allocable to Principal                                                          0.00


DISTRIBUTION AMOUNTS Class A-2
         Class A-2 Note    Interest 8.6 (d)(iv)                                                                          268,756.29
         Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                                           0.00
         Class A-2 Note    Reserve Fund Amount                                                                                 0.00
         Investor Loss Amount                                                                                                  0.00
         Previous Investor Loss Amount                                                                                         0.00
         Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                       7,855.50
         Credit Enhancer Reimbursement                                                                                         0.00
         Accelerated Principal Distribution Amount                                                                             0.00
         Spread Account Deposit                                                                                                0.00
         Indenture Trustee Fee 8.6 (d)(i)                                                                                    392.78
         Management Fee 8.6 (d)(iii)                                                                                         106.60
         Payment to Servicer                                                                                                   0.00
         Deferred Interest                                                                                                     0.00
         Remaining Amount to Transferor                                                                                        0.00
         Total Certificateholders Distribution Allocable to Interest                                                     277,111.17


         Maximum Principal Payment                                                                                       375,096.61
         Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C Redctin Amt)
         8.6(d)(v)                                                                                                             0.00
         Accelerated Principal Distribution Amount                                                                             0.00
         Loan Loss                                                                                                             0.00
         Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                                   0.00
         Total Certificateholders Distribution Allocable to Principal                                                    375,096.61


TOTAL DISTRIBUTION AMOUNT
         Class A Note    Interest 8.6 (d)(iv)                                                                          1,249,022.93
         Class A Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                                                     0.00
         Class A Note    Reserve Fund Amount                                                                                   0.00
         Investor Loss Amount 5.01(iii)                                                                                        0.00
         Previous Investor Loss Amount 5.01(iv)                                                                                0.00
         Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                      36,846.75
         Credit Enhancer Reimbursement 5.01(vi)                                                                                0.00
         Accelerated Principal Distribution Amount 5.01(vii)                                                                   0.00
         Spread Account Deposit 5.01(viii)                                                                                     0.00
         Indenture Trustee Fee 8.6 (d)(i)                                                                                  1,842.34
         Management Fee 8.6 (d)(iii)                                                                                         500.00
         Payment to Servicer per Section 7.03 5.01 (x)                                                                         0.00
         Deferred Interest 5.01 (xi)                                                                                           0.00
         Remaining Amount to Transferor 5.01 (xii)                                                                             0.00
         Total Certificateholders Distribution Allocable to Interest                                                   1,288,212.02


         Maximum Principal Payment                                                                                       375,096.61
         Scheduled Principal Collection Payment                                                                                0.00
         Accelerated Principal Distribution Amount                                                                             0.00
         Loan Loss                                                                                                             0.00
         Overcollateralization Deficit 8.6 (d)(vi)                                                                             0.00
         Total Certificateholders Distribution Allocable to Principal                                                    375,096.61

LOSSES/RETRANSFERS
         Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                                        0.00
         Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                                        0.00
         Interest Earned on Shortfall @ applicable Certificate Rate                                                           0.00
         Investor Loss Reduction Amount (From Previous Distributions)                                                         0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
         Total Class A-1 Note Distribution Amount Allocable to Interest                                                  5.0718750
         Interest Distribution Amount                                                                                    5.0718750
         Unpaid Note Interest Shortfall Included in Current Distribution                                                 0.0000000
         Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                 0.0000000

         Total Class A-1 Note Distribution Amount Allocable to Principal                                                 0.0000000
         Maximum Principal Payment                                                                                       0.0000000
         Scheduled Principal Collections Payment                                                                         0.0000000
         Loan Loss                                                                                                       0.0000000
         Accelerated Principal Distribution Amount                                                                       0.0000000


Class A-2
         Total Class A-2 Note Distribution Amount Allocable to Interest                                                  5.1318750
         Interest Distribution Amount                                                                                    5.1318750
         Unpaid Note Interest Shortfall Included in Current Distribution                                                 0.0000000
         Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                 0.0000000


         Total Class A-2 Note Distribution Amount Allocable to Principal                                                 7.1624329
         Maximum Principal Payment                                                                                       7.1624329
         Scheduled Principal Collections Payment                                                                         0.0000000
         Loan Loss                                                                                                       0.0000000
         Accelerated Principal Distribution Amount                                                                       0.0000000




         Total Interest Amount Distributed to Class A Certificateholder                                                 10.2037500
         Total Principal Amount Distributed to Class A Certificateholder                                                 7.1624329

         Credit Enhancement Draw Amount                                                                                       0.00

DELINQUENCIES/FORECLOSURES

Class A-1
         Number of Mortgages 30 to 59 Days Delinquent                                                                           37
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                           1,153,267.35
         Number of Mortgages 60 to 89 Days Delinquent                                                                            1
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                              14,151.04
         Number of Mortgages 90 to 179 Days Delinquent                                                                           0
         Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                  0.00
         Number of Mortgages 180 or more Days Delinquent                                                                         0
         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                                0.00
         Number of Mortgage Loans in Foreclosure                                                                                 0
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                        0.00

         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                            0.00
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                0.00

Class A-2
         Number of Mortgages 30 to 59 Days Delinquent                                                                             4
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                              754,364.06
         Number of Mortgages 60 to 89 Days Delinquent                                                                             0
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                                    0.00
         Number of Mortgages 90 to 179 Days Delinquent                                                                            0
         Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                   0.00
         Number of Mortgages 180 or more Days Delinquent                                                                          0
         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                                 0.00
         Number of Mortgage Loans in Foreclosure                                                                                  0
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                         0.00


         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                             0.00
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                 0.00


TOTAL DELINQUENCIES/FORECLOSURES

         Number of Mortgages 30 to 59 Days Delinquent                                                                            41
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                            1,907,631.41
         Number of Mortgages 60 to 89 Days Delinquent                                                                             1
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                               14,151.04
         Number of Mortgages 90 to 179 Days Delinquent                                                                            0
         Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                   0.00
         Number of Mortgages 180 or more Days Delinquent                                                                          0
         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                                 0.00
         Number of Mortgage Loans in Foreclosure                                                                                  0
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                         0.00

         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                             0.00
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                 0.00

===================================================================================================================================


RESERVE FUND ACTIVITY

         Class A-1 Reserve Fund Beginning Balance                                                                              0.00
         Class A-1 Reserve Fund Deposit/Withdrawal                                                                             0.00
         Class A-1 Reserve Fund Ending Balance                                                                                 0.00

         Class A-2 Reserve Fund Beginning Balance                                                                              0.00
         Class A-2 Reserve Fund Deposit/Withdrawal                                                                             0.00
         Class A-2 Reserve Fund Ending Balance                                                                                 0.00


PRE-FUNDED ACCOUNT ACTIVITY

         Beginning Balance Pre-Funded Account                                                                         50,000,000.00
         Remaining Amount for Distribution to Classes                                                                          0.00
         Withdrawal for Subsequent Loan Purchase:                                                                    (49,999,441.28)

         Ending Balance Pre-Funded Account                                                                                   558.72

         All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

         The Attached Servicing Certificate is true and correct in all material respects.

       ______________________________________________________________________
       A Servicing Officer   Teri Martine

            Mortgage Principal Collections                                                                            2,000,829.53
            Pre-Funded Balance                                                                                                0.00
                                                                                                                              0.00
        Total Mortgage Principal Collections                                                                          2,000,829.53


TOTAL COLLECTION AMOUNT
        Aggregate of All Mortgage Collections                                                                         8,783,239.10
        Total Mortgage Interest Collections                                                                           1,053,715.16
            Mortgage Principal Collections                                                                            7,729,523.94
            Pre-Funded Balance                                                                                                0.00

        Total Mortgage Principal Collections                                                                          7,729,523.94



DISTRIBUTION AMOUNTS Class A-1
        Class A-1 Note  Interest                                                                                        980,266.64
        Class A-1 Note  Unpaid Interest Shortfall (current cycle)                                                             0.00
        Class A-1 Note  Reserve Fund Amount                                                                                   0.00

        Maximum Principal Payment                                                                                             0.00
        Scheduled Principal Collection                                                                                        0.00
        Accelerated Principal Distribution Amount                                                                             0.00
        Loan Loss                                                                                                             0.00
        Class A-1 Overcollateralization Deficit                                                                               0.00
        Total Certificateholders Distribution Allocable to Principal                                                          0.00

DISTRIBUTION AMOUNTS Class A-2
        Class A-2 Note  Interest                                                                                        268,756.29
        Class A-2 Note  Unpaid Interest Shortfall (current cycle)                                                             0.00
        Class A-2 Note  Reserve Fund Amount                                                                                   0.00

        Maximum Principal Payment                                                                                       375,096.61
        Scheduled Principal Collection                                                                                        0.00
        Accelerated Principal Distribution Amount                                                                             0.00
        Loan Loss                                                                                                             0.00
        Class A-2 Overcollateralization Deficit                                                                               0.00
        Total Certificateholders Distribution Allocable to Principal                                                    375,096.61

TOTAL DISTRIBUTION AMOUNT
        Class A Note Interest                                                                                         1,249,022.93
        Class A Note Unpaid Interest Shortfall (current cycle)                                                                0.00
        Class A Note  Reserve Fund Amount                                                                                     0.00

        Maximum Principal Payment                                                                                       375,096.61
        Scheduled Principal Collection Payment                                                                                0.00
        Accelerated Principal Distribution Amount                                                                             0.00
        Overcollateralization Deficit                                                                                         0.00
        Total Certificateholders Distribution Allocable to Principal                                                    375,096.61



LOSSES/RETRANSFERS

        Unpaid Class A-1 Note  Interest Shortfall Due (From Previous Distributions)                                           0.00
        Unpaid Class A-2 Note  Interest Shortfall Due (From Previous Distributions)                                           0.00
        Interest Earned on Shortfall @ applicable Certificate Rate                                                            0.00
        Investor Loss Reduction Amount (From Previous Distributions)                                                          0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
        Total Class A-1 Note Distribution Amount Allocable to Interest                                      5.0718750
        Interest Distribution Amount                                                                        5.0718750
        Unpaid Note Interest Shortfall Included in Current Distribution                                     0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                     0.0000000

        Total Class A-1 Note Distribution Amount Allocable to Principal                                     0.0000000
        Maximum Principal Payment                                                                           0.0000000
        Scheduled Principal Collections Payment                                                             0.0000000
        Loan Loss                                                                                           0.0000000
        Accelerated Principal Distribution Amount                                                           0.0000000


Class A-2
        Total Class A-2 Note Distribution Amount Allocable to Interest                                      5.1318750
        Interest Distribution Amount                                                                        5.1318750
        Unpaid Note Interest Shortfall Included in Current Distribution                                     0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                     0.0000000

        Total Class A-2 Note Distribution Amount Allocable to Principal                                     7.1624329
        Maximum Principal Payment                                                                           7.1624329
        Scheduled Principal Collections Payment                                                             0.0000000
        Loan Loss                                                                                           0.0000000
        Accelerated Principal Distribution Amount                                                           0.0000000



        Total Interest Amount Distributed to Class A Certificateholder                                     10.2037500
        Total Principal Amount Distributed to Class A Certificateholder                                     7.1624329

        Credit Enhancement Draw Amount                                                                           0.00

DELINQUENCIES/FORECLOSURES
Class A-1
        Number of Mortgages 31 to 60 Days Delinquent                                                               37
        Aggregate Principal Balances of Mortgages 31 to 60 Day Delinquent                                1,153,267.35

        Number of Mortgages 61 to 90 Days Delinquent                                                                1
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                  14,151.04
        Number of Mortgages 91 to 180 or more Days Delinquent                                                       0
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                              0.00
        Number of Mortgages 181 or more Days Delinquent                                                             0
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                    0.00
        Number of Mortgage Loans in Foreclosure                                                                     0
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                            0.00

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                    0.00

Class A-2
        Number of Mortgages 31 to 60 Days Delinquent                                                                4
        Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                 754,364.06

        Number of Mortgages 61 to 90 Days Delinquent                                                                0
        Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent
        Number of Mortgages 91 to 180 or more Days Delinquent                                                       0
        Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                              0.00
        Number of Mortgages 181 or more Days Delinquent                                                             0
        Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                    0.00
        Number of Mortgage Loans in Foreclosure                                                                     0
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                            0.00

-----------------------------------------------------------------------------------------------------------------------------------
GREENPOINT MORTGAGE                                   STATEMENT TO NOTEHOLDERS
===================================================================================================================================
Revolving Home Equity Loan       LIBOR:                                    6.46250%  Current Collection Period:   12/01/99-12/31/99
Asset-Backed Notes               Margin:                                   0.30000%  P&S Agreement Date:                12/1/99

Series 1999-2                    Class A-1  Note Rate:                     6.76250%  Original Closing Date:             12/22/99
                                 Class A-2  Note Rate:                     6.84250%  Distribution Date:                 1/18/00
                                                                                     Record date:                       1/17/00

                                 Interest Period 12/22/99 thru 01/17/00:        27   Pool Factor:                     99.8473013%
===================================================================================================================================
            BALANCES
         Beginning HELOC Pool Balance                                                                                154,536,428.19
         Beginning Second Lien Pool Balance                                                                           41,109,718.39

         Beginning Class A-1 Note Balance-- CUSIP                                                                    193,275,000.00
         Beginning Class A-2 Note Balance-- CUSIP                                                                     52,370,000.00

         Ending Class A-1 Pool Balance                                                                               196,586,731.48
         Ending Class A-2 Pool Balance                                                                                51,995,468.54

         Ending Class A-1 Note Balance -- CUSIP                                                                      193,275,000.00
         Ending Class A-2 Note Balance -- CUSIP                                                                       51,994,903.39

         Additional Balances  Class A-1                                                                                9,040,403.18
         Additional Balances  Class A-2                                                                                1,625,732.92

         Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                     0
         Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                  0.00
         Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                      0
         Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                   0.00
         Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                         1,108
         Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                  38,738,594.52
         Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                     102
         Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                            11,260,846.76
         Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                              0
         Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                            0.00
         Cumulative Number of ALL Subsequent Mortgage Loans                                                                       0
         Cumulative Subsequent Mortgage Loan Asset Balance                                                                     0.00
         Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                   3,311,708.77

         Beginning Loan Count                                                                                                 4,596
         Ending Loan Count                                                                                                    5,758

COLLECTION AMOUNTS Class A-1
         Aggregate of All Mortgage Collections                                                                         6,472,294.77
         Total Mortgage Interest Collections                                                                             824,131.62
         Servicing Fees (current collection period)                                                                      (80,531.26)
            Mortgage Principal Collections                                                                             5,728,694.41
            Pre-Funded Balance                                                                                                 0.00
                                                                                                                               0.00
         Total Mortgage Principal Collections                                                                          5,728,694.41

COLLECTION AMOUNTS Class A-2
         Aggregate of All Mortgage Collections                                                                         2,208,592.00
         Total Mortgage Interest Collections                                                                             229,583.54
         Servicing Fees (current collection period)                                                                      (21,821.07)
         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                             0.00
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                 0.00

TOTAL DELINQUENCIES/FORECLOSURES
         Number of Mortgages 31 to 60 Days Delinquent                                                                            41
         Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                            1,907,631.41
         Number of Mortgages 61 to 90 Days Delinquent                                                                             1
         Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                               14,151.04
         Number of Mortgages 91 to 180 or more Days Delinquent                                                                    0
         Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                           0.00
         Number of Mortgages 181 or more Days Delinquent                                                                          0
         Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                                 0.00
         Number of Mortgage Loans in Foreclosure                                                                                  0
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                         0.00

         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                             0.00
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                 0.00

===================================================================================================================================

         Class A-1 Note Rate For Next Distribution                     LIBOR      tbd                                   #VALUE!

RESERVE FUND ACTIVITY

         Class A-1 Reserve Fund Beginning Balance                                                                              0.00
         Class A-1 Reserve Fund Deposit/Withdrawal                                                                             0.00
         Class A-1 Reserve Fund Ending Balance                                                                                 0.00

         Class A-2 Reserve Fund Beginning Balance                                                                              0.00
         Class A-2 Reserve Fund Deposit/Withdrawal                                                                             0.00
         Class A-2 Reserve Fund Ending Balance                                                                                 0.00